                                                                   Exhibit 10.11


                                SECOND AMENDMENT

                                       TO

                SECURED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

                                      AMONG

                        DIGITAL DESCRIPTOR SYSTEMS, INC.

                                       AND

                         THE INVESTORS SIGNATORY HERETO






                           Dated as of August 10, 2001

         SECOND AMENDMENT TO SECURED DEBENTURE PURCHASE AGREEMENT ("Second Amendment") dated as of August 10, 2001, among Digital Descriptor Systems, Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

                                   WITNESSETH:

                  WHEREAS, as of December 28, 2000, the Company and Purchasers entered into a Secured Convertible Debenture Purchase Agreement (the "Original Agreement"), which, among other things, provides that, subject to the terms and conditions set forth in the Original Agreement and in accordance with ss.4(2) under the Securities Act and Rule 506 promulgated thereunder, the Company would issue and sell to Purchasers and the Purchasers, severally and not jointly, would purchase the Debentures and Warrants from the Company; and

                  WHEREAS, pursuant to the terms of the Original Agreement, as of December 28, 2000, the Company and the Purchasers delivered the following:
(A) the Company executed and delivered a (i) Debenture in the principal amount of $100,000 to each Purchaser (each, an "Original Debenture" and collectively, the "Original Debentures"), (ii) Warrant to purchase 200,000 shares of Common Stock to each Purchaser, (iii) direction letter to the Company's transfer agent (the "Original Direction Letter"); and (B) the Company and Purchasers executed and delivered a (i) registration rights agreement (the "Original Registration Rights Agreement"), and (ii) a security agreement (the "Original Security Agreement"); and (C) each Purchaser paid $100,000 to the Company; and

                  WHEREAS, subject to the terms and conditions set forth in a First Amendment to the Original Agreement and in accordance with ss.4(2) of the Securities Act and Rule 506 promulgated thereunder, the Company and Purchasers desire to (A) amend the (i) Original Agreement to increase the aggregate purchase price for the Debentures to $800,000 (the "New Aggregate Purchase Price") and to provide that, subject to the amendments set forth herein, the First Additional Funding Date will be the date hereof, (ii) Original Registration Rights Agreement to reflect new time periods and the New Aggregate Purchase Price, (iii) Original Security Agreement and Original Direction Letter to reflect the New Aggregate Purchase Price; and (B) issue allonges to the Original Debentures to reflect the New Aggregate Purchase Price, and

                  WHEREAS, pursuant to the terms of the First Amendment to the original Agreement, as of March 5, 2001, the Company and the Purchasers delivered the following: (A) the Company executed and delivered a (i) Debenture in the principal amount of $100,000 to each Purchaser (each, an "Original Debenture" and collectively, the "Original Debentures"), (ii) Warrant to purchase 200,000 shares of Common Stock to each Purchaser, (iii) direction letter to the Company's transfer agent (the "Original Direction Letter"); and
(B) the Company and Purchasers executed and delivered a (i) registration rights agreement (the "Amended Registration Rights Agreement"), and (ii) a security agreement (the "Amended Security Agreement"); and (C) each Purchaser paid $100,000 to the Company; and

                  WHEREAS, subject to the terms and conditions set forth in this Second Amendment to the Original Agreement and in accordance with ss.4(2) of the Securities Act and Rule 506 promulgated thereunder, the Company and Purchasers desire to (A) amend the Original Agreement to change the date of the issuance of the final convertible debenture of $400,000 to be issued upon the effective date of the applicable registration statement.

                  NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in the First Amendment, and for other good and valuable consideration the receipted adequacy of which are hereby acknowledged, the Company and Purchasers agree as follows:

                  A. Defined Terms. All defined terms used in this Second Amendment, including the defined terms used in the preliminary clauses hereto, which are not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

                  B. Amendments to Original Agreement. The Company and Purchasers hereby agree that the Original Agreement is amended as follows:

                     1. Section 1.1(a) of the Original Agreement is hereby amended as follows:

                        (i) the reference in subsection (iv) to "then on the tenth (10th) Trading Day ("Second Additional Funding Date") after the Effectivenenss Date, ),
                             (A) the Company will, against delivery of the amounts set forth in clause (B) in this paragraph, deliver to each Purchaser, Debentures in the aggregate principal amount of 50% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement" shall be deleted and substituted therefore with the following:

                             "then upon the third (3rd) Trading Day ("Second Additional Funding Date") after the Effectiveness Date (as defined herein), (A) the Company will, against delivery of the amounts set forth in clause
                             (B) in this paragraph, deliver to each Purchaser, Debentures in the aggregate principal amount of 50% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement" .

                        2. Section 1.1(b)(i) of the Original Agreement and First Amendment is hereby amended as follows:

                        (i) Subsection (iii) is hereby amended by deleting the words " June 11, 2001" and by substituting therefore the words "August 31st".

                  C. Representation of Company. To induce Purchasers to enter into this Second Amendment and to consummate the funding on the Second Additional Funding Date, the Company hereby represents and warrants to the Purchasers that no event has occurred or failed to occur which by itself or with the giving of notice or the passage of time, or both, would constitute a default or event of default under the Original Agreement, the Debentures or any of the Transaction Documents.

                  The Company also hereby represents and warrants to the Purchasers that all the conditions necessary for the second funding to occur have occurred have been satisfied, as laid out in this document.

                  D. Fees. There will be no fees in connection with the preparation of this Second Amendment and any related documentation.

                  E. No Other Changes. Except as expressly set forth in this Second Amendment, the terms and conditions of the Original Agreement and First Amendment remain in full force and effect, unmodified and unchanged.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective signatory as of the date first indicated above.

                               DIGITAL DESCRIPTOR SYSTEMS, INC.


                               By: /s/ Michael J. Pellegrino
                                 ----------------------------------------------
                                 Michael J. Pellegrino, Chief Financial Officer

                               PURCHASERS:

                               AJW Partners, LLC
                               By: SMS Group, LLC, Manager



                               By: /s/ Corey S. Ribotsky
                                 ----------------------------------
                                        Corey S. Ribotsky

                               New Millennium Capital Partners II, LLC
                               By: First Street Manager II, LLC, Manager



                               By: /s/ Glenn A. Arbeitman
                                 ----------------------------------
                                        Glenn A. Arbeitman




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